OTHER FINANCIAL ITEMS	6 Months Ended
Jun. 30, 2025
Other Financial Items [Abstract]
OTHER FINANCIAL ITEMS	OTHER FINANCIAL ITEMS
Other financial items, net comprise of the following items:

	Six months ended
(in thousands of $)	June 30, 2025	June 30, 2024
Change in allowance for expected credit losses	226	(214)
Dividend income	306	341
Loss on repurchase of bonds	(144)	(388)
Other items	3,027	(1,155)
Total other financial items, net	3,415	(1,416)

The Company recognizes, among other things, a measurement of expected credit losses for financial assets held at the reporting date, based on historical experience, current conditions and reasonable supportable forecasts.

Other items in the six months ended June 30, 2025 include a net gain of $3.8 million arising from foreign currency translations (six months ended June 30, 2024: loss of $0.4 million). Other items also include bank charges and fees relating to loan facilities.